                                                                    Exhibit 99.1


[REDWOOD TRUST LOGO]   SUPPLEMENTAL FINANCIAL INFORMATION
                        QUARTER ENDED SEPTEMBER 30, 2003

                                FINANCIAL RESULTS

TABLE 1                                                                                                  GAAP
EARNINGS                                                                                           EARNINGS /            CORE
($ IN THOUSANDS, EXCEPT PER SHARE DATA)                                                               AVERAGE      EARNINGS /
                                                           AVERAGE                                       GAAP         AVERAGE
                                                           DILUTED                                     COMMON          COMMON
                                 GAAP          CORE         SHARES        GAAP          CORE           EQUITY     CORE EQUITY
                             EARNINGS      EARNINGS    OUTSTANDING         EPS           EPS     (ANNUALIZED)    (ANNUALIZED)
                             --------      --------    -----------         ---           ---     ------------    ------------
Q1: 2002                  $    11,219   $    10,887     14,077,405     $  0.80       $  0.77            14.2%           14.2%
Q2: 2002                       13,802        12,546     15,747,048        0.88          0.80            15.4%           14.5%
Q3: 2002                       14,306        12,831     16,240,194        0.88          0.79            14.1%           14.3%
Q4: 2002                       14,566        13,183     16,529,075        0.88          0.80            13.7%           14.2%
2002                           53,893        49,447     15,658,623        3.44          3.16            14.3%           14.3%
Q1: 2003                       14,932        14,962     16,983,513        0.88          0.88            12.9%           15.4%
Q2: 2003                       22,212        20,761     18,433,165        1.21          1.13            17.6%           19.4%
Q3: 2003                       24,636        24,481     19,018,487        1.30          1.29            17.8%           21.4%

See TABLES 5 & 6 for a description of core earnings and core equity and a related reconciliation of GAAP earnings to core earnings and GAAP equity to core equity.

TABLE 2
NET INTEREST INCOME                                                                                      NET          NET
($ IN THOUSANDS)                                                                                    INTEREST     INTEREST
                                                                                                     INCOME/      INCOME/
                TOTAL        TOTAL          NET     EARNING        COST     INTEREST    INTEREST     AVERAGE      AVERAGE
             INTEREST     INTEREST     INTEREST       ASSET          OF         RATE        RATE        GAAP         CORE
               INCOME      EXPENSE       INCOME       YIELD       FUNDS       SPREAD      MARGIN      EQUITY       EQUITY
               ------      -------       ------       -----       -----       ------      ------      ------       ------
Q1: 2002     $ 30,716     $ 15,602     $ 15,114       4.92%       2.82%        2.10%       2.36%      17.69%       18.13%
Q2: 2002       36,252       18,489       17,763       4.71%       2.69%        2.02%       2.25%      18.41%       19.12%
Q3: 2002       42,093       24,291       17,802       4.07%       2.57%        1.51%       1.68%      16.47%       18.51%
Q4: 2002       54,155       33,323       20,832       3.59%       2.35%        1.24%       1.35%      18.50%       20.92%
2002          163,216       91,705       71,511       4.13%       2.54%        1.60%       1.77%      17.75%       19.21%
Q1: 2003       61,125       36,933       24,192       3.31%       2.10%        1.21%       1.28%      19.79%       23.33%
Q2: 2003       71,426       41,802       29,624       3.35%       2.05%        1.30%       1.36%      23.45%       27.63%
Q3: 2003       90,163       55,532       34,631       3.03%       1.92%        1.11%       1.14%      25.07%       30.23%

TABLE 3
INTEREST EXPENSE
($ IN THOUSANDS)
                 AVERAGE                    TOTAL       AVERAGE    LONG TERM   LONG TERM       AVERAGE    SHORT TERM    SHORT TERM
                   TOTAL      INTEREST    COST OF     LONG TERM     INTEREST   DEBT COST    SHORT TERM      INTEREST     DEBT COST
                    DEBT       EXPENSE      FUNDS          DEBT      EXPENSE    OF FUNDS          DEBT       EXPENSE      OF FUNDS
                    ----       -------      -----          ----      -------    --------          ----       -------      --------
Q1: 2002     $ 2,211,927   $    15,602      2.82%   $ 1,280,503    $  10,661       3.33%    $  931,424    $    4,941         2.12%
Q2: 2002       2,752,215        18,489      2.69%     1,806,884       12,894       2.85%       945,331         5,595         2.37%
Q3: 2002       3,781,717        24,291      2.57%     2,893,682       18,893       2.61%       888,035         5,398         2.43%
Q4: 2002       5,680,238        33,323      2.35%     5,018,353       28,945       2.31%       661,885         4,378         2.65%
2002           3,616,506        91,705      2.54%     2,760,490       71,393       2.59%       856,016        20,312         2.37%
Q1: 2003       7,036,183        36,933      2.10%     6,637,053       34,993       2.11%       399,130         1,940         1.94%
Q2: 2003       8,160,393        41,802      2.05%     7,861,252       40,163       2.04%       299,141         1,639         2.19%
Q3: 2003      11,541,894        55,532      1.92%    11,197,470       53,861       1.92%       344,424         1,671         1.94%

TABLE 4
NET INTEREST INCOME ON AN "AT RISK" ASSETS AND RECOURSE DEBT BASIS
($ IN THOUSANDS)
                                                                                                          NET
              INTEREST    INTEREST          NET                             "AT RISK"    "AT RISK"    INTEREST
                INCOME     EXPENSE     INTEREST                 RECOURSE        ASSET        ASSET     INCOME/
                    ON          ON    INCOME ON    "AT RISK"        COST     INTEREST     INTEREST     AVERAGE
             "AT RISK"    RECOURSE    "AT RISK"        ASSET          OF         RATE         RATE        CORE
                ASSETS        DEBT        BASIS        YIELD       FUNDS       SPREAD       MARGIN      EQUITY
                ------        ----        -----        -----       -----       ------       ------      ------
Q1: 2002       $20,055     $ 4,941      $15,114        6.30%       2.12%        4.18%        4.75%      18.13%
Q2: 2002        23,358       5,595       17,763        7.02%       2.37%        4.65%        5.34%      19.12%
Q3: 2002        23,200       5,398       17,802        7.03%       2.43%        4.60%        5.39%      18.51%
Q4: 2002        25,210       4,378       20,832        9.07%       2.65%        6.42%        7.49%      20.92%
2002            91,823      20,312       71,511        7.29%       2.37%        4.92%        5.68%      19.21%
Q1: 2003        26,132       1,940       24,192       11.77%       1.94%        9.82%       10.89%      23.33%
Q2: 2003        31,263       1,639       29,624       15.54%       2.19%       13.35%       14.73%      27.63%
Q3: 2003        36,302       1,671       34,631       16.19%       1.94%       14.25%       15.44%      30.23%

See TABLE 7 for a reconciliation of GAAP interest income to net interest income on an "at risk" basis and GAAP interest expense to recourse cost of funds. See Table 8 for a description of recourse assets and recourse debt and a related reconciliation to reported GAAP assets and reported GAAP debt.

--------------------------------------------------------------------------------
                         FINANCIAL RESULTS (CONTINUED)
--------------------------------------------------------------------------------
TABLE 5
CORE EARNINGS (1)            LESS: NET
($ IN THOUSANDS)            REALIZED &            LESS:
                            UNREALIZED         VARIABLE
                                MARKET            STOCK
                                 VALUE           OPTION
                  GAAP          GAINS/        VALUATION            CORE
              EARNINGS        (LOSSES)      ADJUSTMENTS        EARNINGS
              --------        --------      -----------        --------
Q1: 2002     $  11,219       $     875       $    (543)       $  10,887
Q2: 2002        13,802           2,045            (789)          12,546
Q3: 2002        14,306             730             745           12,831
Q4: 2002        14,566           1,461             (78)          13,183
2002            53,893           5,111            (665)          49,447
Q1: 2003        14,932             918            (948)          14,962
Q2: 2003        22,212           2,941          (1,490)          20,761
Q3: 2003        24,636             668            (513)          24,481

(1) Core earnings is not a measure of earnings in accordance with GAAP. Core earnings is calculated as GAAP earnings from ongoing operations less mark-to-market adjustments (which include realized and unrealized gains and losses on certain assets, interest rate agreements, and variable stock options). We believe that core earnings provides relevant and useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of our assets and stock options and none of our liabilities are recognized through our Consolidated Statements of Income under GAAP, and thus GAAP valuation adjustments may not be fully indicative of changes in market values on our balance sheet as a whole or a reliable guide to our current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect our ongoing earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core earnings in the same fashion, core earnings as calculated by us may not be comparable to similarly titled measures reported by other companies.

TABLE 6
CORE EQUITY (2)
($ IN THOUSANDS)                                                       AVERAGE
                             BALANCE                                   BALANCE                                               AVERAGE
                 TOTAL         SHEET                     AVERAGE         SHEET      AVERAGE        AVERAGE      AVERAGE       COMMON
                  GAAP   MARK-TO-MKT         CORE           GAAP   MARK-TO-MKT         CORE      PREFERRED       COMMON         CORE
                EQUITY   ADJUSTMENTS       EQUITY         EQUITY   ADJUSTMENTS       EQUITY         EQUITY       EQUITY       EQUITY
                ------   -----------       ------         ------   -----------       ------         ------       ------       ------
Q1: 2002    $  364,444    $   11,015   $  353,429     $  341,766   $     8,360   $  333,406     $   26,517   $  315,249   $  306,889
Q2: 2002       417,930        35,826      382,104        385,887        14,213      371,674         26,517      359,370      345,157
Q3: 2002       445,728        54,148      391,580        432,310        47,705      384,605         26,517      405,793      358,088
Q4: 2002       473,033        69,146      403,887        450,464        52,200      398,264         26,517      423,947      371,747
2002           473,033        69,146      403,887        402,986        30,786      372,200         26,517      376,469      345,683
Q1: 2003       485,402        68,077      417,325        489,086        74,231      414,855         26,517      462,569      388,338
Q2: 2003       547,176       108,409      438,767        505,373        76,477      428,896             --      505,373      428,896
Q3: 2003       566,134        90,592      475,542        552,645        94,341      458,304             --      552,645      458,304

(2) Core equity is calculated as GAAP equity less unrealized gains and losses on certain assets and interest rate agreements. We believe measurements based on core equity provide relevant useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments reflected in GAAP equity represent unrealized gains and losses on a portion of the balance sheet only and may not be reflective of the equity available to invest in operations. Because all companies and analysts do not calculate non-GAAP measures in the same fashion, core equity and ratios using core equity as calculated by the us may not be comparable to similarly titled measures reported by other companies. Average Common Equity measures are calculated by excluding Average Preferred Equity.

TABLE 7
RECONCILIATION OF GAAP INTEREST INCOME AND INTEREST EXPENSE TO INTEREST INCOME ON "AT RISK" ASSETS AND
INTEREST EXPENSE ON RECOURSE DEBT
($ IN THOUSANDS)
                             INTEREST      INTEREST                       INTEREST      INTEREST
                               INCOME        INCOME                        EXPENSE       EXPENSE
                  TOTAL       ON NON-            ON            TOTAL       ON NON-            ON
               INTEREST      RECOURSE     "AT RISK"         INTEREST      RECOURSE      RECOURSE
                 INCOME        ASSETS        ASSETS          EXPENSE          DEBT          DEBT
                 ------        ------        ------          -------          ----          ----
Q1: 2002       $ 30,716      $ 10,661     $  20,055         $ 15,602      $ 10,661      $  4,941
Q2: 2002         36,252        12,894        23,358           18,489        12,894         5,595
Q3: 2002         42,093        18,893        23,200           24,291        18,893         5,398
Q4: 2002         54,155        28,945        25,210           33,323        28,945         4,378
2002            163,216        71,393        91,823           91,705        71,393        20,312
Q1: 2003         61,125        34,993        26,132           36,933        34,993         1,940
Q2: 2003         71,426        40,163        31,263           41,802        40,163         1,639
Q3: 2003         90,163        53,861        36,302           55,532        53,861         1,671

TABLE 8
LEVERAGE RATIOS
EQUITY TO ASSETS AND DEBT TO EQUITY
($ IN THOUSANDS)
                                                       GAAP       GAAP                                            REPORTED  RECOURSE
                               NON-          (3)  EQUITY TO  EQUITY TO                         NON-          (3)   DEBT TO   DEBT TO
              REPORTED     RECOURSE     RECOURSE   REPORTED   RECOURSE        REPORTED     RECOURSE     RECOURSE      GAAP      GAAP
                ASSETS       ASSETS       ASSETS     ASSETS     ASSETS            DEBT         DEBT         DEBT    EQUITY    EQUITY
                ------       ------       ------     ------     ------            ----         ----         ----    ------    ------
Q1: 2002   $ 2,739,838  $ 1,252,881  $ 1,486,957        13%        25%     $ 2,356,972  $ 1,234,459  $ 1,122,513       6.5       3.1
Q2: 2002     3,689,782    2,266,849    1,422,933        11%        29%       3,246,603    2,241,600    1,005,003       7.8       2.4
Q3: 2002     5,674,302    4,394,493    1,279,809         8%        35%       5,199,362    4,365,281      834,081      11.7       1.9
Q4: 2002     7,007,772    6,435,025      572,747         7%        83%       6,496,734    6,397,020       99,714      13.7       0.2
2002         7,007,772    6,435,025      572,747         7%        83%       6,496,734    6,397,020       99,714      13.7       0.2
Q1: 2003     8,172,063    7,210,944      961,119         6%        51%       7,646,408    7,170,691      475,717      15.8       1.0
Q2: 2003    10,356,052    9,591,192      764,860         5%        72%       9,760,315    9,542,631      217,684      17.8       0.4
Q3: 2003    14,901,374   13,835,517    1,065,857         4%        53%      14,281,936   13,782,213      499,723      25.2       0.9

(3) Assets that have been sold to non-recourse securitization trusts and long-term debt that is non-recourse to Redwood are reported on our balance sheet. Only our net investments in the equity of these trusts constitute "at-risk" assets to us. If we had used different terms or forms of securitization these transactions may have been accounted for as sales. With sales accounting, our reported balance sheet (both assets and liabilities) would be substantially smaller (although the economics of the transaction and our exposure to risks would be unchanged). If we structured the securitizations differently and therefore accounted for them as sales rather than financings, our asset-based margins would have been different and, in some respects, reported on a basis that is more comparable to some other financial institutions. Our interest rate spread and our interest rate margin would have been higher and would show a positive trend in recent quarters. Our reported debt-to-equity ratio would have been substantially lower. Table 4 above presents our interest income and interest expense as if we had structured our securitizations to obtain sales accounting treatment rather than financing accounting treatment; effectively, on an "at-risk" basis for assets and on a recourse basis for liabilities.

TABLE 9
RECONCILIATION OF AVERAGE REPORTED ASSETS TO AVERAGE "AT RISK" ASSETS AND
AVERAGE REPORTED DEBT TO AVERAGE RECOURSE DEBT
($ IN THOUSANDS)
                                    AVERAGE                                               AVERAGE
                    AVERAGE            NON-         AVERAGE               AVERAGE            NON-         AVERAGE
                   REPORTED        RECOURSE       "AT RISK"              REPORTED        RECOURSE        RECOURSE
                     ASSETS          ASSETS          ASSETS                  DEBT            DEBT            DEBT
                     ------          ------          ------                  ----            ----            ----
Q1: 2002       $  2,564,847    $  1,291,657    $  1,273,190          $  2,211,927    $  1,280,503    $    931,424
Q2: 2002          3,158,751       1,827,533       1,331,218             2,752,215       1,806,884         945,331
Q3: 2002          4,234,477       2,914,133       1,320,344             3,781,717       2,893,682         888,035
Q4: 2002          6,158,898       5,046,549       1,112,349             5,680,238       5,018,353         661,885
2002              4,039,652       2,780,650       1,259,002             3,616,506       2,760,490         856,016
Q1: 2003          7,553,727       6,665,511         888,216             7,036,183       6,637,053         399,130
Q2: 2003          8,687,371       7,882,857         804,514             8,160,393       7,861,252         299,141
Q3: 2003         12,131,616      11,234,547         897,069            11,541,894      11,197,470         344,424

                                   PORTFOLIOS

TABLE 10
BALANCES & YIELDS
($ IN THOUSANDS)                                         AT PERIOD END                                      FOR PERIOD ENDED
                             ---------------------------------------------------------------------   ------------------------------
                                             UNAMORTIZED                   UNREALIZED          NET
                                 CURRENT        PREMIUM/         CREDIT         GAIN/         BOOK       AVERAGE   INTEREST
                                    FACE      (DISCOUNT)        RESERVE        (LOSS)        VALUE      BALANCE*     INCOME   YIELD
                                    ----      ----------        -------        ------        -----      --------     ------   -----
TOTAL EARNING ASSETS
            Q1: 2002         $ 2,912,217    $   (10,332)   $  (200,037)   $    11,016    2,712,864   $ 2,498,565     30,716   4.92%
            Q2: 2002           3,854,545        (14,318)      (212,296)        35,827    3,663,758     3,080,165     36,252   4.71%
            Q3: 2002           5,829,188         (6,941)      (227,346)        54,148    5,649,049     4,131,870     42,093   4.07%
            Q4: 2002           7,158,374        (25,644)      (233,162)        72,226    6,971,794     6,042,042     54,155   3.59%
            2002               7,158,374        (25,644)      (233,162)        72,226    6,971,794     3,948,399    163,216   4.13%
            Q1: 2003           8,356,918        (50,540)      (244,056)        72,282    8,134,604     7,393,566     61,125   3.31%
            Q2: 2003          10,471,188        (62,789)      (216,834)       115,903   10,307,468     8,523,925     71,426   3.35%
            Q3: 2003          14,969,841        (23,059)      (191,264)        91,992   14,847,510    11,911,196     90,163   3.03%

RESIDENTIAL REAL ESTATE LOANS
            Q1: 2002         $ 1,790,239    $     9,502    $    (5,481)   $        --    1,794,260   $ 1,544,924     14,125   3.66%
            Q2: 2002           2,795,628         13,881         (5,953)            --    2,803,556     2,201,384     19,601   3.56%
            Q3: 2002           4,736,645         31,859         (6,611)            --    4,761,893     3,262,462     24,447   3.00%
            Q4: 2002           6,190,674         32,776         (8,271)            --    6,215,179     5,318,910     37,264   2.80%
            2002               6,190,674         32,776         (8,271)            --    6,215,179     3,092,755     95,437   3.09%
            Q1: 2003           7,297,515         33,520         (9,996)            --    7,321,039     6,625,539     42,314   2.55%
            Q2: 2003           9,206,986         52,593        (12,159)            --    9,247,420     7,670,484     47,299   2.47%
            Q3: 2003          13,703,475        123,392        (13,617)            --   13,813,250    10,958,059     63,638   2.32%

RESIDENTIAL LOAN CREDIT-ENHANCEMENT SECURITIES
            Q1: 2002         $   460,035    $   (28,058)   $  (194,556)   $    12,411      249,832   $   201,540      6,695  13.29%
            Q2: 2002             492,642        (35,745)      (206,343)        34,205      284,759       238,282      9,006  15.12%
            Q3: 2002             542,669        (49,360)      (220,735)        51,556      324,130       257,844     10,443  16.20%
            Q4: 2002             559,186        (58,578)      (224,891)        76,762      352,479       271,016     11,283  16.65%
            2002                 559,186        (58,578)      (224,891)        76,762      352,479       242,404     37,427  15.44%
            Q1: 2003             614,111        (84,648)      (234,060)        77,759      373,162       278,339     13,693  19.68%
            Q2: 2003             598,134       (113,358)      (204,675)       113,310      393,411       279,010     17,977  25.77%
            Q3: 2003             603,855       (145,356)      (177,647)        92,559      373,411       270,991     19,027  28.09%

COMMERCIAL REAL ESTATE LOANS
            Q1: 2002         $    50,057    $      (677)   $        --    $        --       49,380   $    50,170      1,274  10.16%
            Q2: 2002              50,436           (638)            --             --       49,798        49,369      1,233   9.99%
            Q3: 2002              51,318           (654)            --             --       50,664        50,102      1,280  10.22%
            Q4: 2002              30,250           (980)            --             --       29,270        47,935      1,213  10.12%
            2002                  30,250           (980)            --             --       29,270        49,390      5,000  10.12%
            Q1: 2003              32,223         (1,009)            --             --       31,214        30,888        816  10.57%
            Q2: 2003              42,492         (7,970)            --             --       34,522        33,138        960  11.59%
            Q3: 2003              31,211         (7,603)            --             --       23,608        30,471        939  12.33%

SECURITIES
            Q1: 2002         $   601,926    $     8,901    $        --    $    (1,395)     609,432   $   676,692      8,514   5.03%
            Q2: 2002             502,684          8,184             --          1,622      512,490       529,843      6,222   4.70%
            Q3: 2002             477,950         11,214             --          2,592      491,756       493,997      5,719   4.63%
            Q4: 2002             339,095          1,138             --         (4,536)     335,697       320,154      3,949   4.93%
            2002                 339,095          1,138             --         (4,536)     335,697       504,401     24,404   4.84%
            Q1: 2003             370,187          1,597             --         (5,477)     366,307       360,084      4,192   4.66%
            Q2: 2003             587,038          5,946             --          2,593      595,577       453,546      5,057   4.46%
            Q3: 2003             599,144          6,508             --           (567)     605,085       602,622      6,478   4.30%

CASH & EQUIVALENTS
            Q1: 2002         $     9,960    $        --    $        --    $        --        9,960                      108
            Q2: 2002              13,155             --             --             --       13,155                      190
            Q3: 2002              20,606             --             --             --       20,606                      204
            Q4: 2002              39,169             --             --             --       39,169                      446
            2002                  39,169             --             --             --       39,169                      948
            Q1: 2003              42,882             --             --             --       42,882                      110
            Q2: 2003              36,539                                                    36,539                      133
            Q3: 2003              32,156                                                    32,156                       81

  * Average excludes unrealized gains(losses) from mark-to-market adjustments.

TABLE 11
PORTFOLIO ACTIVITY                                                  DISCOUNT/                       NET          NET           NET
($ IN THOUSANDS)                                      PRINCIPAL     (PREMIUM)      CREDIT  CHARGE-OFFS/  MARK-TO-MKT     INCREASE/
                         ACQUISITIONS       SALES      PAYMENTS  AMORTIZATION   PROVISION  (RECOVERIES)   ADJUSTMENT    (DECREASE)
                         ------------       -----      --------  ------------   ---------  ------------   ----------    ----------
RESIDENTIAL REAL ESTATE LOANS
            Q1: 2002     $    417,276  $      --   $   (95,924)  $    (1,672)  $    (282)   $        --  $        --  $   319,398
            Q2: 2002        1,146,621    (46,683)      (89,582)       (1,060)       (472)            --          472    1,009,296
            Q3: 2002        2,075,296     (2,960)     (109,896)       (3,502)       (894)           236           57    1,958,337
            Q4: 2002        1,616,400         --      (155,915)       (5,754)     (1,660)            --          215    1,453,286
            2002            5,255,593    (49,643)     (451,317)      (11,988)     (3,308)           236          744    4,740,317
            Q1: 2003        1,338,920    (73,137)     (152,768)       (6,156)     (1,756)            31          726    1,105,860
            Q2: 2003        2,168,181         --      (234,582)       (5,055)     (2,163)            --           --    1,926,381
            Q3: 2003        4,996,403         --      (420,395)       (8,720)     (1,458)            --           --    4,565,830

RESIDENTIAL LOAN CREDIT-ENHANCEMENT SECURITIES
            Q1: 2002     $     59,157  $  (5,037)  $    (4,270)  $       366   $      --    $        --  $     8,803  $    59,019
            Q2: 2002           25,849       (898)      (15,801)        1,767          --             --       24,010       34,927
            Q3: 2002           28,983         --        (9,437)        2,722          --             --       17,103       39,371
            Q4: 2002           13,442          .       (13,573)        3,275          --             --       25,205       28,349
            2002              127,431     (5,935)      (43,081)        8,130          --             --       75,121      161,666
            Q1: 2003           37,077         --       (23,212)        5,545          --             --        1,273       20,683
            Q2: 2003           11,265     (1,248)      (38,773)       10,024          --             --       38,981       20,249
            Q3: 2003           23,164         --       (37,647)       11,432          --             --      (16,949)     (20,000)

COMMERCIAL REAL ESTATE LOANS
            Q1: 2002     $        140  $      --   $    (1,873)  $        28   $      --    $        --  $         1  $    (1,704)
            Q2: 2002              470         --           (53)           --          --             --            1          418
            Q3: 2002              919         --           (54)           --          --             --            1          866
            Q4: 2002               --         --       (21,068)           24          --             --         (350)     (21,394)
            2002                1,529         --       (23,048)           52          --             --         (347)     (21,814)
            Q1: 2003            2,011         --           (68)           --          --             --            1        1,944
            Q2: 2003            3,408         --           (34)          (67)         --             --            1        3,308
            Q3: 2003            1,023         --       (12,034)          (33)         --             --          130      (10,914)

SECURITIES
            Q1: 2002     $     76,701  $ (89,395)  $   (60,040)  $    (1,701)  $      --    $        --  $       385  $   (74,050)
            Q2: 2002           23,026    (56,802)      (65,617)       (1,249)         --             --        3,700      (96,942)
            Q3: 2002            6,811         --       (31,830)       (1,052)         --             --        5,337      (20,734)
            Q4: 2002          196,279   (315,308)      (31,009)          (24)         --             --       (5,997)    (156,059)
            2002              302,817   (461,505)     (188,496)       (4,026)         --             --        3,425     (347,785)
            Q1: 2003           42,955         --       (11,329)            3          --             --       (1,019)      30,610
            Q2: 2003          237,515     (4,051)      (12,126)         (111)         --             --        8,043      229,270
            Q3: 2003           28,702         --       (12,677)          (96)         --             --       (6,421)       9,508

TABLE 12
RESIDENTIAL CREDIT RESULTS
($ IN THOUSANDS)
                                                                                 TOTAL                                    LOSSES TO
                                      INTERNALLY-                      (4)      CREDIT                                   SECURITIES
                          FACE VALUE   DESIGNATED     EXTERNAL       TOTAL  PROTECTION                            TOTAL   JUNIOR TO
                          UNDERLYING       CREDIT       CREDIT      CREDIT     AS % OF  DELINQUENT  DELINQUENT   CREDIT   REDWOOD'S
                               LOANS     RESERVES  ENHANCEMENT  PROTECTION       LOANS       LOANS      LOAN %   LOSSES    INTEREST
                               -----     --------  -----------  ----------       -----       -----      ------   ------    --------
TOTAL RESIDENTIAL PORTFOLIO
      Q1: 2002          $ 66,616,844  $   200,037  $    79,924  $  279,961       0.42%  $  134,775       0.20%  $   452  $      618
      Q2: 2002            68,856,787      212,296       65,102     277,398       0.40%     153,217       0.22%      115         189
      Q3: 2002            73,220,004      227,346       64,147     291,493       0.40%     152,894       0.21%      386         103
      Q4: 2002            64,849,784      233,162       63,179     296,341       0.46%     150,353       0.23%      377         163
      2002                64,849,784      233,162       63,179     296,341       0.46%     150,353       0.23%    1,330       1,073
      Q1: 2003            68,045,731      244,056       61,814     305,870       0.45%     162,657       0.24%    1,171         456
      Q2: 2003            61,031,485      216,834       58,296     275,130       0.45%     163,894       0.27%      384         152
      Q3: 2003            57,493,402      191,264       51,985     243,249       0.42%     179,871       0.31%      986          38

RESIDENTIAL REAL ESTATE LOANS
      Q1: 2002          $  1,790,239  $     5,481  $        --  $    5,481       0.31%  $    4,926       0.28%  $    --  $       --
      Q2: 2002             2,795,628        5,953           --       5,953       0.21%       3,257       0.12%       --          --
      Q3: 2002             4,736,645        6,611           --       6,611       0.14%       1,387       0.03%      236          --
      Q4: 2002             6,190,674        8,271           --       8,271       0.13%       4,127       0.07%       --          --
      2002                 6,190,674        8,271           --       8,271       0.13%       4,127       0.07%      236          --
      Q1: 2003             7,297,515        9,996           --       9,996       0.14%       1,159       0.02%       31          --
      Q2: 2003             9,206,986       12,159           --      12,159       0.13%       3,895       0.04%       --          --
      Q3: 2003            13,813,250       13,617           --      13,617       0.10%       1,598       0.01%       --          --

RESIDENTIAL LOAN CREDIT-ENHANCEMENT SECURITIES
      Q1: 2002          $ 64,826,605  $   194,556  $    79,924  $  274,480       0.42%  $  129,849       0.20%  $   452  $      618
      Q2: 2002            66,061,159      206,343       65,102     271,445       0.41%     149,960       0.23%      115         189
      Q3: 2002            68,483,359      220,735       64,147     284,882       0.42%     151,507       0.22%      150         103
      Q4: 2002            58,659,110      224,891       63,179     288,070       0.49%     146,226       0.25%      377         163
      2002                58,659,110      224,891       63,179     288,070       0.49%     146,226       0.25%    1,094       1,073
      Q1: 2003            60,748,216      234,060       61,814     295,874       0.49%     161,498       0.27%    1,140         456
      Q2: 2003            51,824,499      204,675       58,296     262,971       0.51%     159,999       0.31%      384         152
      Q3: 2003            43,680,152      177,647       51,985     229,632       0.53%     178,273       0.41%      986          38

TABLE 12
RESIDENTIAL CREDIT RESULTS
($ IN THOUSANDS)
                                                                          TOTAL
                                                                         CREDIT
                                                      REDWOOD'S          LOSSES
                                                   SHARE OF NET            AS %
                                                    CHARGE OFFS        OF LOANS
                                                   (RECOVERIES)    (ANNUALIZED)
                                                   ----------------------------
TOTAL RESIDENTIAL PORTFOLIO
      Q1: 2002                                     $      (166)           0.01%
      Q2: 2002                                             (74)           0.01%
      Q3: 2002                                             283            0.01%
      Q4: 2002                                             214            0.01%
      2002                                                 257            0.01%
      Q1: 2003                                             715            0.01%
      Q2: 2003                                             232            0.01%
      Q3: 2003                                             948            0.01%

RESIDENTIAL REAL ESTATE LOANS
      Q1: 2002                                     $        --            0.01%
      Q2: 2002                                              --            0.01%
      Q3: 2002                                             236            0.01%
      Q4: 2002                                              --            0.01%
      2002                                                 236            0.01%
      Q1: 2003                                              31            0.01%
      Q2: 2003                                              --            0.01%
      Q3: 2003                                              --            0.01%

RESIDENTIAL LOAN CREDIT-ENHANCEMENT SECURITIES
      Q1: 2002                                     $      (166)           0.01%
      Q2: 2002                                             (74)           0.01%
      Q3: 2002                                              47            0.01%
      Q4: 2002                                             214            0.01%
      2002                                                  21            0.01%
      Q1: 2003                                             684            0.01%
      Q2: 2003                                             232            0.01%
      Q3: 2003                                             948            0.01%

(4) The credit reserve on residential real estate loans owned is only available to absorb losses on the residential real estate loan portfolio. The internally-designated credit reserves on loans credit enhanced and the external credit enhancement on loans credit enhanced are only available to absorb losses on the residential loan credit-enhancement portfolio.

                              LOAN CHARACTERISTICS

TABLE 13
RESIDENTIAL REAL ESTATE LOAN CHARACTERISTICS
(AT PERIOD END, ALL DOLLARS IN THOUSANDS)
                                      SEP. 2003     JUN. 2003     MAR. 2003     DEC. 2002     SEP. 2002     JUN. 2002     MAR. 2002
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
Retained Residential Loans          $13,813,250   $ 9,247,420   $ 7,321,039   $ 6,215,179   $ 4,761,893   $ 2,803,556   $ 1,794,260
Number of loans                          37,122        24,988        19,805        16,669        12,580         7,394         4,914
Average loan size                   $       372   $       370   $       370   $       373   $       379   $       379   $       365
Adjustable %                                 99%           99%           99%           99%           98%           96%          100%
Hybrid %                                      1%            1%            1%            1%            2%            4%            0%
Fixed %                                       0%            0%            0%            0%            0%            0%            0%

Northern California                          13%           13%           13%           12%           12%           13%           12%
Southern California                          12%           12%           12%           12%           12%           12%           11%
Florida                                      11%           12%           12%           12%           11%           13%           12%
Georgia                                       6%            6%            7%            8%            8%            9%            7%
New York                                      6%            5%            5%            6%            6%            6%            7%
New Jersey                                    5%            4%            5%            5%            5%            5%            5%
Illinois                                      4%            4%            4%            4%            4%            4%            3%
Texas                                         4%            3%            3%            3%            3%            3%            3%
Arizona                                       3%            3%            3%            3%            3%            2%            3%
Colorado                                      3%            3%            3%            3%            3%            3%            3%
North Carolina                                3%            3%            3%            3%            3%            2%            2%
Other states (none greater than 3%)          30%           32%           30%           29%           30%           28%           32%

Year 2003 origination                        65%           40%           11%            0%            0%            0%            0%
Year 2002 origination                        29%           49%           72%           78%           70%           47%           17%
Year 2001 origination                         3%            6%           11%           13%           18%           31%           42%
Year 2000 origination                         0%            0%            0%            0%            0%            0%            0%
Year 1999 origination                         1%            1%            2%            2%            3%            5%            9%
Year 1998 origination or earlier              2%            4%            4%            7%            9%           17%           32%

% balance in loans > $1mm per loan           17%           15%           14%           14%           15%           15%           16%

TABLE 14
RESIDENTIAL LOAN CREDIT-ENHANCEMENT SECURITIES - UNDERLYING COLLATERAL CHARACTERISTICS
(ALL DOLLARS IN THOUSANDS)
                                            SEP. 2003    JUN. 2003    MAR. 2003    DEC. 2002    SEP. 2002    JUN. 2002    MAR. 2002
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
First loss position, principal value      $   236,968  $   233,787  $   236,122  $   215,046  $   206,062  $   181,179  $   173,990
Second loss position, principal value         168,547      168,524      176,864      163,428      152,433      139,290      127,930
Third loss position, principal value          198,340      195,823      201,125      180,712      184,174      172,173      158,115
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL PRINCIPAL VALUE                     $   603,855  $   598,134  $   614,111  $   559,186  $   542,669  $   492,642  $   460,035

First loss position, reported value       $    70,458  $    74,470  $    63,675  $    65,292  $    52,595  $    46,979  $    42,760
Second loss position, reported value          128,280      139,788      130,415      121,491      104,928       90,878       79,969
Third loss position, reported value           174,673      179,153      179,072      165,696      166,607      146,902      127,103
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL REPORTED VALUE                      $   373,411  $   393,411  $   373,162  $   352,479  $   324,130  $   284,759  $   249,832

Internal Designated Credit Reserves       $   177,647  $   204,675  $   234,060  $   224,891  $   220,735  $   206,343  $   194,556
External Credit Enhancement                    51,985       58,296       61,814       63,179       64,147       65,102       79,924
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Credit Protection                   $   229,632  $   262,971  $   295,874  $   288,070  $   284,882  $   271,445  $   274,480
As % of Total Portfolio                          0.53%        0.51%        0.49%        0.49%        0.42%        0.41%        0.42%

Underlying Residential Real Estate Loans  $43,680,152  $51,824,499  $60,748,216  $58,659,110  $68,483,359  $66,061,159  $64,826,605
Number of credit-enhanced loans                96,424      116,730      138,327      135,196      160,695      165,515      162,502
Average loan size                         $       453  $       444  $       439  $       434  $       426  $       399  $       398

Adjustable %                                       20%          36%          27%          20%          20%          19%          19%
Hybrid %                                           34%          36%          39%          37%          28%          20%          14%
Fixed %                                            46%          28%          34%          43%          52%          61%          67%

Northern California                                25%          26%          26%          27%          27%          25%          25%
Southern California                                25%          24%          24%          25%          24%          24%          25%
New York                                            6%           6%           5%           5%           4%           5%           5%
Florida                                             4%           4%           4%           3%           3%           3%           3%
Texas                                               3%           3%           3%           3%           3%           4%           4%
Massachusetts                                       3%           3%           3%           3%           3%           3%           3%
New Jersey                                          3%           3%           3%           3%           3%           3%           3%
Other states (none greater than 3%)                31%          31%          32%          31%          33%          33%          32%

Year 2003 origination                              28%          12%           2%           0%           0%           0%           0%
Year 2002 origination                              34%          42%          41%          28%          25%          11%           1%
Year 2001 origination                              18%          24%          31%          40%          43%          49%          55%
Year 2000 origination                               4%           4%           4%           5%           5%           6%           8%
Year 1999 origination                               6%           7%           9%          11%          11%          16%          17%
Year 1998 or earlier origination                   10%          11%          13%          16%          16%          18%          19%

% balance in loans > $1mm per loan                 11%          10%          10%           8%           6%           5%           4%

TABLE 15
COMMERCIAL REAL ESTATE LOANS -- CHARACTERISTICS
(AT PERIOD END, ALL DOLLARS IN THOUSANDS)
                                            SEP. 2003    JUN. 2003    MAR. 2003    DEC. 2002    SEP. 2002    JUN. 2002    MAR. 2002
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Commercial Mortgage Loans                   $  23,608    $  34,522    $  31,214    $  29,270    $  50,664    $  49,978    $  49,380
Number of Loans                                     9           12           10            7            9            8            7
Average Loan Size                           $   2,623    $   2,877    $   3,121    $   4,181    $   5,629    $   6,247    $   7,054
Serious Delinquency                         $      --    $     650    $     650    $     650    $      --    $      --    $      --
Realized Credit losses                             --           --           --           --           --           --           --
California %                                       65%          46%          40%          36%          62%          61%          61%

TABLE 16
SECURITIES PORTFOLIO - CHARACTERISTICS AT SEPTEMBER 30, 2003
($ IN THOUSANDS)
                                            RATING:
Securities                     TOTAL        AAA          AA           A            BBB          BB           B            UNRATED
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Commercial Real Estate         $   94,507   $   11,511   $       --   $   18,021   $   55,037   $    5,918   $    4,020   $       --
Residential Prime                 165,508       29,232       80,726       23,858       31,692           --           --           --
Residential Subprime              152,194           --       15,956      100,990       35,248           --           --           --
Residential Second Lien            67,345           --       40,009       23,142        4,194           --           --           --
Manufactured Housing               13,861        2,902        5,599        5,360           --           --           --           --
Corporate REIT Debt                56,823           --           --        7,347       49,476           --           --           --
Real Estate CDOs                   54,847        4,875        9,652       13,614       21,361           --           --        5,345
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Securities Portfolio     $  605,085   $   48,520   $  151,942   $  192,332   $  197,008   $    5,918   $    4,020   $    5,345

TABLE 17
ASSET / LIABILITY MATCHING AT SEPTEMBER 30, 2003
($ IN THOUSANDS)
                                                 ONE-         SIX-         ONE-                       NON                     TOTAL
                                                MONTH        MONTH         YEAR       FIXED/     INTEREST               LIABILITIES
ASSET                              ASSET        LIBOR        LIBOR     TREASURY       HYBRID      BEARING                       AND
TYPE                              AMOUNT  LIABILITIES  LIABILITIES  LIABILITIES  LIABILITIES  LIABILITIES       EQUITY       EQUITY
----                              ------  -----------  -----------  -----------  -----------  -----------       ------       ------
Cash (unrestricted)          $    32,156  $    32,156  $        --  $        --  $        --  $        --  $        --  $    32,156
One-Month LIBOR                3,826,039    3,826,039           --           --           --           --           --    3,826,039
Six-Month LIBOR               10,355,261    2,150,026    7,749,548      124,932           --           --      330,755   10,355,261
Other ARM                         48,880           --           --       48,880           --           --           --       48,880
Fixed / Hybrid < 1 yr*            70,221           --           --           --       33,000           --       37,221       70,221
Fixed / Hybrid > 1 yr            514,953           --           --           --      317,355           --      197,598      514,953
Non-Earning Assets                53,864           --           --           --           --       53,304          560       53,864
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total                        $14,901,374  $ 6,008,221  $ 7,749,548  $   173,812  $   350,355  $    53,304  $   566,134  $14,901,374

* Projected principal receipts on fixed-rate and hybrid assets over the next twelve months.

                         LONG-TERM DEBT CHARACTERISTICS

TABLE 18
LONG-TERM DEBT CHARACTERISTICS - RESIDENTIAL MORTGAGE LOANS (SEQUOIA)
(ALL DOLLARS IN THOUSANDS)
                                                                                                              PRINCIPAL   INTEREST
                                                      ORIGINAL                                  ESTIMATED   OUTSTANDING    RATE AT
SEQUOIA LONG-            DEBT            ISSUE           ISSUE                        STATED     CALLABLE   AT SEP. 30,   SEP. 30,
TERM DEBT ISSUE          RATING           DATE          AMOUNT    INDEX             MATURITY         DATE          2003       2003
---------------          ------       --------    ------------    --------------    --------    ---------          ----       ----
Sequoia 1 A1             AAA          07/29/97    $    334,347    1m LIBOR              2028     Called    $         --         NM
Sequoia 1 A2             AAA          07/29/97         200,000    Fed Funds             2028     Called              --         NM
Sequoia 2 A1             AAA          11/06/97         592,560    1y Treasury           2029      2005          173,315      2.45%
Sequoia 2 A2             AAA          11/06/97         156,600    1m LIBOR              2029      2005           45,803      1.46%
Sequoia 3 A1             AAA          06/26/98         225,459    Fixed to 12/02        2028    Retired              --         NM
Sequoia 3 A2             AAA          06/26/98          95,000    Fixed to 12/02        2028    Retired              --         NM
Sequoia 3 A3             AAA          06/26/98         164,200    Fixed to 12/02        2028    Retired              --         NM
Sequoia 3 A4             AAA          06/26/98         121,923    1m LIBOR              2028     Called              --         NM
Sequoia 3 M1             AA/AAA       06/26/98          16,127    1m LIBOR              2028     Called              --         NM
Sequoia 3 M2             A/AA         06/26/98           7,741    1m LIBOR              2028     Called              --         NM
Sequoia 3 M3             BBB/A        06/26/98           4,838    1m LIBOR              2028     Called              --         NM
Sequoia 1A A1            AAA          05/04/99         157,266    1m LIBOR              2028     Called              --         NM
Sequoia 4 A              AAA          03/21/00         377,119    1m LIBOR              2024      2006          178,195      1.48%
Sequoia 5 A              AAA          10/29/01         496,667    1m LIBOR              2026      2008          383,668      1.47%
Sequoia 5 B1             AA           10/29/01           5,918    1m LIBOR              2026      2008            5,918      1.92%
Sequoia 5 B2             A            10/29/01           5,146    1m LIBOR              2026      2008            5,146      1.92%
Sequoia 5 B3             BBB          10/29/01           2,316    1m LIBOR              2026      2008            2,316      1.92%
Sequoia 6A               AAA          04/26/02         496,378    1m LIBOR              2027      2009          418,681      1.44%
Sequoia 6B1              AA           04/26/02           5,915    1m LIBOR              2027      2009            5,915      1.82%
Sequoia 7A               AAA          05/29/02         554,686    1m LIBOR              2032      2008          453,942      1.46%
Sequoia 7B1              AA           05/29/02           8,080    1m LIBOR              2032      2008            8,080      1.87%
Sequoia 8 1A-1           AAA          07/30/02          50,000    1m LIBOR              2032    Retired              --         NM
Sequoia 8 1A-2           AAA          07/30/02          61,468    Fixed to 12/04        2032      2008           40,088      3.46%
Sequoia 8 2A             AAA          07/30/02         463,097    1m LIBOR              2032      2008          396,742      1.42%
Sequoia 8 3A             AAA          07/30/02          49,973    6m LIBOR              2032      2008           40,356      2.98%
Sequoia 8 B1             AA           07/30/02           9,069    1m LIBOR              2032      2008            9,069      1.80%
Sequoia 9 1A             AAA          08/28/02         381,689    1m LIBOR              2032      2011          345,958      1.47%
Sequoia 9 2A             AAA          08/28/02         168,875    1m LIBOR              2032      2011          128,070      2.74%
Sequoia 9 B1             AA           08/28/02           7,702    1m LIBOR              2032      2011            7,702      1.87%
Sequoia 10 1A            AAA          09/26/02         822,375    1m LIBOR              2027      2011          744,488      1.52%
Sequoia 10 2A-1          AAA          09/26/02         190,000    1m LIBOR              2027      2011          173,457      1.50%
Sequoia 10 2A-2          AAA          09/26/02           3,500    1m LIBOR              2027      2011            3,500      1.80%
Sequoia 10 B1            AA           09/26/02          12,600    1m LIBOR              2027      2011           12,600      1.92%
Sequoia 10 B2            A            09/26/02           8,400    1m LIBOR              2027      2011            8,400      1.92%
Sequoia 10 B3            BBB          09/26/02           4,725    1m LIBOR              2027      2011            4,725      2.52%
Sequoia 11 A             AAA          10/30/02         695,210    1m LIBOR              2032      2011          623,476      1.57%
Sequoia 11 B1            AA           10/30/02           9,726    1m LIBOR              2032      2011            9,726      2.09%
Sequoia 12 A             AAA          12/19/02       1,080,076    1m LIBOR              2033      2009          989,438      1.57%
Sequoia 12 B1            AA           12/19/02          16,815    1m LIBOR              2033      2009           16,815      1.97%
Sequoia 2003-1 A1        AAA          02/27/03         798,206    1m LIBOR              2033      2009          737,456      1.50%
Sequoia 2003-1 A2        AAA          02/27/03         190,000    6m LIBOR              2033      2009          176,219      1.59%
Sequoia 2003-1 B1        AA           02/27/03          15,905    1m LIBOR              2033      2009           15,905      2.00%
Sequoia 2003-1 B2        A            02/27/03           8,210    Pass Through          2033      2009            8,210      2.57%
Sequoia 2003-2 A1        AAA          04/29/03         500,000    1m LIBOR              2022      2009          478,544      1.45%
Sequoia 2003-2 A2        AAA          04/29/03         303,600    6m LIBOR              2022      2009          286,626      1.63%
Sequoia 2003-2 M1        AA           04/29/03          11,480    1m LIBOR              2016      2009           11,480      1.77%
Sequoia 2003-3 A1        AAA          06/26/03         379,455    1m LIBOR              2023      2009          373,289      1.45%
Sequoia 2003-3 A2        AAA          06/26/03         149,922    6m LIBOR              2023      2009          147,655      1.34%
Sequoia 2003-3 B1        AA           06/26/03           9,075    1m LIBOR              2025      2009            9,075      1.77%
MLCC 2003-C A1           AAA          06/26/03         773,795    1m LIBOR              2023      2011          746,145      1.45%
MLCC 2003-C A2           AAA          06/26/03         200,002    6m LIBOR              2023      2011          196,770      1.34%
MLCC 2003-C B1           AA           06/26/03          10,553    1m LIBOR              2025      2011           10,553      1.77%
MLCC 2003-D A            AAA          07/29/03         992,833    1m LIBOR              2028      2011          984,652      1.43%
MLCC 2003-D B1           AA           07/29/03          10,758    1m LIBOR              2028      2011           10,758      1.75%
Sequoia 2003-4 1A1       AAA          07/29/03         148,641    1m LIBOR              2033      2011          146,877      1.43%
Sequoia 2003-4 1A2       AAA          07/29/03         150,000    6m LIBOR              2033      2011          149,338      1.45%
Sequoia 2003-4 1B1       AA           07/29/03           3,864    1m LIBOR              2033      2011            3,864      1.77%
Sequoia 2003-4 2A1       AAA          07/29/03         189,415    1m LIBOR              2033      2011          184,777      1.47%
Sequoia 2003-4 2M1       AA           07/29/03           9,986    1m LIBOR              2033      2011            9,986      1.59%
Sequoia 2003-4 2B1       AA           07/29/03           2,367    1m LIBOR              2033      2011            2,367      1.77%
Sequoia 2003-5 A1        AAA          08/27/03         675,596    1m LIBOR              2033      2009          671,621      1.43%
Sequoia 2003-5 A2        AAA          08/27/03         149,609    6m LIBOR              2033      2009          149,558      1.53%
Sequoia 2003-5 B1        AA           08/27/03          15,043    1m LIBOR              2033      2009           15,043      1.72%
MLCC 2003-E A1           AAA          08/28/03         823,305    1m LIBOR              2028      2009          815,642      1.43%
MLCC 2003-E A2           AAA          08/28/03         150,000    1m LIBOR              2028      2009          149,408      1.54%
MLCC 2003-E B1           AA           08/28/03          10,547    1m LIBOR              2028      2009           10,547      1.72%
MLCC 2003-F A1           AAA          09/25/03         839,000    1m LIBOR              2028      2011          839,000      1.44%
MLCC 2003-F A2           AAA          09/25/03         270,000    1m LIBOR              2028      2011          270,000      1.52%
MLCC 2003-F A3           AAA          09/25/03         175,000    Pass Through          2028      2011          175,000      2.90%
MLCC 2003-F B1           AA           09/25/03          13,913    1m LIBOR              2028      2011           13,913      1.72%
                                                  ------------                                             ------------      ----
TOTAL SEQUOIA ISSUANCE                            $ 16,043,665                                             $ 13,035,867      1.54%
                                                  ============                                             ============      ====

TABLE 19
LONG-TERM DEBT CHARACTERISTICS - COMMERCIAL REAL ESTATE LOANS
($ IN THOUSANDS)
                                                                                                               PRINCIPAL    INTEREST
COMMERCIAL                                              ORIGINAL                               ESTIMATED     OUTSTANDING     RATE AT
LONG TERM DEBT                   DEBT       ISSUE          ISSUE                   STATED       CALLABLE     AT SEP. 30,    SEP. 30,
ISSUE                          RATING        DATE         AMOUNT       INDEX     MATURITY           DATE            2003        2003
-----                          ------    --------     ----------    --------     --------      ---------            ----        ----
Commercial 1                       NR    03/30/01     $    9,010    1m LIBOR         2002       Paid Off     $        --          NM
Commercial 2                       NR    03/30/01          8,320    1m LIBOR         2003       Paid Off              --          NM
Commercial 3                       NR    03/01/02          8,318    1m LIBOR         2003       Paid Off              --          NM
Commercial 4                       NR    08/18/03          5,595    1m LIBOR         2009       NC                 5,590       9.50%
                                                      ----------                                             -----------------------
TOTAL COMMERCIAL ISSUANCE                             $   31,243                                             $     5,590       8.63%
                                                      ==========                                             =======================

TABLE 20
LONG-TERM DEBT CHARACTERISTICS
COLLATERALIZED DEBT OBLIGATIONS AND OTHER RESECURITIZATIONS - ACACIA AND SMFC
($ IN THOUSANDS)
                                                                                                               PRINCIPAL    INTEREST
RESECURITIZATIONS                                       ORIGINAL                               ESTIMATED     OUTSTANDING     RATE AT
LONG TERM DEBT                   DEBT       ISSUE          ISSUE                   STATED       CALLABLE     AT SEP. 30,    SEP. 30,
RESECURITIZATIONSISSUE         RATING        DATE         AMOUNT       INDEX     MATURITY           DATE            2003        2003
----------------------         ------    --------     ----------    --------     --------      ---------            ----        ----
SMFC 2002A A1                     AAA    04/30/02         64,761    1m LIBOR         2030           2006     $    32,240       1.71%
SMFC 2002A A2                     AAA    04/30/02         15,861    1m LIBOR         2029           2006          10,606       1.86%
Acacia CDO 1 A                    AAA    12/10/02        224,250    3m LIBOR         2018           2010         221,101       1.72%
Acacia CDO 1 B                     AA    12/10/02         45,000    3m LIBOR         2037           2010          45,000       2.44%
Acacia CDO 1 C                    BBB    12/10/02         15,750    3m LIBOR         2037           2010          15,750       3.84%
SMFC 2002B I A1                    AA    12/19/02         16,855       Fixed         2031           2011          14,579       5.43%
SMFC 2002B I A2                     A    12/19/02         18,274       Fixed         2031           2011          15,807       5.68%
SMFC 2002B I A3                   BBB    12/19/02         17,221       Fixed         2031           2011          14,896       6.38%
SMFC 2002B I A4                    BB    12/19/02         25,133       Fixed         2031           2011          21,740       6.75%
SMFC 2002B II A1                   AA    12/19/02         15,517       Fixed         2039           2008           7,057       4.82%
SMFC 2002B II A2                    A    12/19/02         18,345       Fixed         2039           2008           8,344       4.92%
SMFC 2002B II A3                  BBB    12/19/02         14,989       Fixed         2039           2008           6,817       5.35%
SMFC 2002B II A4                   BB    12/19/02          8,347       Fixed         2039           2008           3,796       6.00%
Acacia CDO 2 A                    AAA    05/13/03        222,000    3m LIBOR         2023           2011         221,714       1.80%
Acacia CDO 2 B                     AA    05/13/03         45,375    3m LIBOR         2038           2011          45,375       2.45%
Acacia CDO 2 C                    BBB    05/13/03         16,500    3m LIBOR         2038           2011          16,500       4.40%
                                                      ----------                                             -----------------------
TOTAL RESECURITIZATIONS                               $  784,178                                             $   701,322       2.50%
                                                      ==========                                             =======================

                       OTHER SUPPLEMENTAL FINANCIAL DATA

TABLE 21
OPERATING EXPENSES                                                                                                       EFFICIENCY
($ IN THOUSANDS)                    LESS:                                          FIXED AND   FIXED AND                     RATIO:
                                 VARIABLE                                           VARIABLE    VARIABLE       FIXED      FIXED AND
                                    STOCK       TOTAL                   VARIABLE   OPERATING   OPERATING   OPERATING       VARIABLE
                                   OPTION   FIXED AND               (PERFORMANCE   EXPENSES/   EXPENSES/   EXPENSES/      OPERATING
                     TOTAL      VALUATION    VARIABLE       FIXED         BASED)     AVERAGE     AVERAGE     AVERAGE      EXPENSES/
                 OPERATING    ADJUSTMENTS   OPERATING   OPERATING      OPERATING        GAAP        CORE        CORE   NET INTEREST
                  EXPENSES   & EXCISE TAX    EXPENSES    EXPENSES       EXPENSES      EQUITY      EQUITY      EQUITY         INCOME
                  --------   ------------    --------    --------       --------      ------      ------      ------         ------
Q1: 2002            $4,089           $543      $3,546      $1,758         $1,788        4.2%        4.3%        2.1%            23%
Q2: 2002             5,325            789       4,536       2,081          2,455        4.7%        4.9%        2.2%            26%
Q3: 2002             3,545          (745)       4,290       2,101          2,189        4.0%        4.5%        2.2%            24%
Q4: 2002             7,046          1,037       6,009       2,230          3,779        5.3%        6.0%        2.2%            29%
2002                20,005          1,624      18,381       8,170         10,211        4.6%        4.9%        2.2%            26%
Q1: 2003             8,282          1,810       6,472       2,663          3,809        5.3%        6.2%        2.6%            27%
Q2: 2003             8,793          1,490       7,303       2,645          4,658        5.8%        6.8%        2.5%            25%
Q3: 2003             9,098            513       8,585       3,941          4,644        6.2%        7.5%        3.4%            25%

TABLE 22
UNAMORTIZED PREMIUM AND DISCOUNT BALANCES*
($ IN THOUSANDS)
                                                                             NET
                                                                    AMORTIZATION
                                                    UNAMORTIZED        (EXPENSE)
                    UNAMORTIZED     UNAMORTIZED             NET           INCOME
                          GROSS           GROSS        PREMIUM/           DURING
                        PREMIUM        DISCOUNT      (DISCOUNT)           PERIOD
                        -------        --------      ----------           ------
Q1: 2002                $23,036       ($32,053)        ($9,017)         ($3,201)
Q2: 2002                 31,155        (40,301)         (9,146)            (793)
Q3: 2002                 57,951        (58,397)           (446)          (2,148)
Q4: 2002                 60,478        (70,140)         (9,662)          (3,083)
2002                     60,478        (70,140)         (9,662)          (3,083)
Q1: 2003                 62,812        (96,131)        (33,319)          (2,098)
Q2: 2003                 95,644       (139,297)        (43,653)            3,269
Q3: 2003                176,644       (239,139)        (62,495)            1,736

* Includes deferred bond issuance costs and net premium on long-term debt.

TABLE 23
DIFFERENCES BETWEEN GAAP INCOME AND ESTIMATED REIT TAXABLE INCOME
($ IN THOUSANDS, EXCEPT SHARE DATA)
                                                     FOR THE           FOR THE           FOR THE           FOR THE
                                                       FIRST            SECOND             THIRD              NINE           FOR THE
                                                     QUARTER           QUARTER           QUARTER            MONTHS              YEAR
                                                       ENDED             ENDED             ENDED             ENDED             ENDED
                                                   3/31/2003         6/30/2003         9/30/2003         9/30/2003        12/31/2002
                                                   ---------         ---------         ---------         ---------        ----------
GAAP Income                                     $     14,932      $     22,212      $     24,636      $     61,780      $     53,893
(Earnings) losses from taxable subsidiaries            (545)           (1,952)           (2,484)           (4,981)                37
Amortization and credit expenses                       8,852             5,320            10,610            24,782            19,998
Operating expenses                                     2,826             4,468             2,223             9,517             5,723
Provision for excise tax                                 862                --                --               862               959
Mark-to-market expenses                              (1,267)             2,474           (1,102)               105           (3,280)
                                                ------------      ------------      ------------      ------------      ------------
Estimated REIT taxable income
for common shareholders                         $     25,660      $     32,522      $     33,883      $     92,065      $     77,330
                                                ============      ============      ============      ============      ============


Common Shares Outstanding at Period End           16,604,910        17,820,856        18,468,138        18,468,138        16,277,285
REIT Taxable Income Per Share                   $       1.55      $       1.82      $       1.83      $       4.99      $       4.75

                                      END